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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 15, 2001


                            PRIMA ENERGY CORPORATION
             (Exact name of Registrant as specified in its charter)

           DELAWARE                        0-9408               84-1097578
(State or other jurisdiction of         (Commission        (I.R.S. Employer
incorporation or organization)           file number)       Identification No.)


                  1099 18TH STREET, SUITE 400, DENVER CO 80202
               (Address of principal executive offices) (Zip Code)

                                 (303) 297-2100
              (Registrant's telephone number, including area code)

                                    NO CHANGE
          (Former name or former address, if changed from last report.)


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                            PRIMA ENERGY CORPORATION
                                    FORM 8-K
                                FEBRUARY 15, 2001


ITEM 5. OTHER EVENTS

         On February 15, 2001, Prima Energy Corporation, a Delaware corporation, issued a press release reporting year end 2000 oil and natural gas reserves and calendar year 2000 production data. A copy of the press release is attached hereto as Exhibit 99.3




ITEM 7c. EXHIBITS

         The following exhibit is filed herewith pursuant to the provisions of
Item 601 of Regulation S-K.

           Exhibit
          Table No.        Document                                    Exhibit No.
          ---------        --------                                    -----------
                99         Prima Energy Corporation Press                   99.3
                           Release dated February 15, 2001




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    PRIMA ENERGY CORPORATION
                                          (Registrant)


Date February 16, 2001              By /s/ Richard H. Lewis
     -----------------                 ---------------------

                                       Richard H. Lewis,
                                       President and
                                       Principal Financial Officer




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                                INDEX TO EXHIBIT

EXHIBIT
NUMBER        DESCRIPTION
--------      -----------
99.3          Prima Energy Corporation Press
              Release dated February 15, 2001